UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 18, 2024 (September 11, 2024)

Solaris Energy Infrastructure, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38090	81-5223109
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9651 Katy Freeway, Suite 300

Houston, Texas 77024

(address of principal executive offices) (zip code)

(281) 501-3070

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each Exchange on Which Registered
Class A Common Stock, $0.01 par value	SEI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

On September 17, 2024, Solaris Energy Infrastructure, Inc. (f/k/a Solaris Oilfield Infrastructure, Inc.) (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) with the U.S. Securities and Exchange Commission. The Original Report disclosed the consummation of the previously announced acquisition contemplated by the Contribution Agreement, dated July 9, 2024, by and between the Company, Solaris Energy Infrastructure, LLC (f/k/a Solaris Oilfield Infrastructure, LLC), a Delaware limited liability company and a subsidiary of the Company (“Solaris LLC”), John A. Johnson, an individual resident of the State of Florida, John Tuma, an individual resident of the State of Texas, J Turbines, Inc., a Delaware corporation (“J Turbines”) and KTR Management Company, LLC, a Texas limited liability company (“KTR” and together with J Turbines, the “Contributors”), pursuant to which the Contributors agreed to contribute (the “Contribution”) all of the issued and outstanding equity interests of Mobile Energy Rentals, LLC, a Texas limited liability company (“MER”), to Solaris LLC.

The Contribution was consummated on September 11, 2024.

This Current Report on Form 8-K/A amends the Original Report to include the financial statements required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b). Except as provided herein, the disclosures made in the Original Report remain unchanged.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The following historical financial statements of the business acquired in the Contribution are attached as Exhibit 99.1 and Exhibit 99.2 hereto.

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The audited financial statements of MER as of December 31, 2023 and 2022 and for the year ended December 31, 2023 and the period from February 23, 2022 (inception) to December 31, 2022, and the related notes to the financial statements, attached as Exhibit 99.1 hereto and are incorporated herein by reference; and

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The unaudited condensed financial statements of MER as of June 30, 2024 and December 31, 2023 and for the six months ended June 30, 2024 and 2023, and the related notes to the condensed financial statements, attached as Exhibit 99.2 hereto and are incorporated herein by reference.

(b) Pro Forma Financial Information

The following unaudited pro forma condensed combined financial information of the Company, giving effect to the Contribution, is attached as Exhibit 99.3 hereto:

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The unaudited pro forma condensed combined financial statements of the Company for the nine months ended September 30, 2024 and for the year ended December 31, 2023, and the related notes to the pro forma condensed combined financial statements, attached as Exhibit 99.3 hereto and are incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of BDO USA, P.C.

99.1	Historical audited financial statements of Mobile Energy Rentals, LLC as of December 31, 2023 and 2022 and for the year ended December 31, 2023 and the period from February 23, 2022 (inception) to December 31, 2022.

99.2	Historical unaudited condensed financial statements of Mobile Energy Rentals, LLC as of June 30, 2024 and December 31, 2023 and for the six months ended June 30, 2024 and 2023.

99.3	Unaudited pro forma combined financial statements of Solaris Energy Infrastructure, Inc. for the nine months ended September 30, 2024 and for the year ended December 31, 2023.

104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLARIS ENERGY INFRASTRUCTURE, INC.
Date: November 18, 2024

	By:	/s/ Kyle S. Ramachandran
	Name:	Kyle S. Ramachandran
	Title:	President and Chief Financial Officer

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